                                                                    EXHIBIT 10.1

                       AMENDMENT NO. 1 TO OPTION AGREEMENT

            AMENDMENT NO. 1 TO OPTION AGREEMENT (this "AGREEMENT"),  dated as of
March 3, 2005, by between EMPIRE RESORTS,  INC., a Delaware corporation,  having an  address  at  Monticello  Raceway,  Route  17B,  Monticello,  New York  12701
("ISSUER"),  and CONCORD  ASSOCIATES  LIMITED  PARTNERSHIP,  a New York  limited partnership  having an address at 115 Stevens Avenue,  Valhalla,  New York 10595
("GRANTEE").

            WHEREAS,  Issuer and Grantee have  entered into that certain  Option
Agreement, dated as of November 12, 2004 (the "ORIGINAL AGREEMENT");

            WHEREAS, capitalized terms used herein without definition shall have the meanings set forth in the Original Agreement;

            WHEREAS, an Agreement and Plan of Merger and Contribution,  dated as of March 3, 2005,  has been entered  into by and among  Issuer,  Empire  Resorts
Holdings,  Inc., Empire Resorts Sub, Inc., Grantee and Sullivan Resorts LLC (the
"MERGER AGREEMENT");

            WHEREAS, in connection with the Merger Agreement, the parties hereto desire to amend the Original Agreement as provided herein;

            NOW  THEREFORE,  in  consideration  of the  foregoing and the mutual covenants and agreements set forth herein,  the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

            1. The following  definition of "MERGER AGREEMENT" shall be added in
ANNEX A of the Original Agreement:

                 "`MERGER AGREEMENT' shall mean the Agreement and Plan
                 of  Merger  and  Contribution,  dated  as of March 3,
                 2005,  entered  into  by  and  among  Issuer,  Empire
                 Resorts  Holdings,  Inc.,  Empire  Resorts Sub, Inc.,
                 Grantee and Sullivan Resorts LLC."

            2. The following  shall be added as the new  definition of "EXERCISE
EVENT" in ANNEX A of the Original  Agreement,  and the  definition  of "EXERCISE
EVENT" in the Original Agreement shall be deemed to be deleted:

                 "`EXERCISE  EVENT' shall mean the  termination of the
                 Merger  Agreement for any reason in  accordance  with
                 its terms,  except for any  termination  described in
                 the second  sentence of Section  9.1(b) of the Merger
                 Agreement  or in  Section  5.8(c)  or  9.1(h)  of the
                 Merger Agreement."

            3. The references to "the Letter  Agreement" in Sections 9(a),  9(g)
and in the definition of "EXCLUDED SHARES" in ANNEX A of the Original  Agreement
shall be deemed to refer instead to "the Merger Agreement".

            4. GOVERNING LAW. This Agreement and all disputes hereunder shall be governed by and construed and enforced in accordance  with the laws of the State of Delaware.

            5.  COUNTERPARTS.  This  Agreement  may be executed in any number of counterparts,  each of which shall be deemed to be an original, but all of which together shall  constitute one  instrument.  Each  counterpart  may consist of a number of copies each signed by less than all, but  together  signed by all, the parties hereto.

            6.  ORIGINAL  AGREEMENT  RATIFIED.  Except as modified  herein,  the
Original  Agreement  is hereby  ratified by the parties and shall  remain in all respects in full force and effect.

                            [Signature Page Follows]

                                      -2-

            IN WITNESS  WHEREOF,  Issuer and Grantee have caused this  Amendment
Agreement to be signed by their respective  officers  thereunto duly authorized, all as of the day and year first written above.

                                         CONCORD ASSOCIATES LIMITED
                                         PARTNERSHIP

                                         By:  Convention Hotels, Inc.,
                                              its general partner

                                         By: /s/ Louis R. Cappelli
                                             ----------------------------------
                                             Name:  Louis R. Cappelli
                                             Title: President

                                         EMPIRE RESORTS, INC.

                                         By: /s/   Scott A. Kaniewski
                                             ----------------------------------
                                             Name:  Scott A. Kaniewski
                                             Title: CFO